SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2002


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

           OREGON                       1-13159                 47-0255140
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                      identification no.)


             ENRON BUILDING
           1400 SMITH STREET
             HOUSTON, TEXAS                                  77002
(Address of principal executive offices)                   (Zip Code)


       Registrants' telephone number, including area code: (713) 853-6161

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ITEM 5.    OTHER EVENTS.

           On April 22, 2002, the Company and certain other debtor-in-possession subsidiaries of the Company filed their monthly operating report with the United States Bankruptcy Court for the Southern District of New York. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

           99.1          Monthly Operating Report of Enron Corp. et al. for
                         December 2001.












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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ENRON CORP.

Date: April 22, 2002                 By: /s/ Stephen F. Cooper
                                         --------------------------------------
                                         Name: Stephen F. Cooper
                                         Title: Interim Chief Executive Officer
                                                and Chief Restructuring Officer















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
                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION
-------                    -----------

99.1      -                Monthly Operating Report of Enron Corp. et al. for
                           December 2001.















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